UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005
                                                  -----------------


                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-29462                   13-412764
------------------------                -------                   ---------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)


                         31 West Main Street, Suite 312
                               Patchogue, NY 11772
                               -------------------
                    (Address of Principal Executive Offices)


                                 (631) 207-2227
                                 --------------
              (Registrant's telephone number, including area code)


                         95 Broadhollow Road, Suite 101
                         ------------------------------
                               Melville, NY 11747
                               ------------------
          (former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

      On September 1, 2005, the Registrant entered into a Letter of Intent to acquire Global Portals Online, Inc.

      If all conditions to the closing of the transactions are satisfied the Registrant would acquire all of the issued and outstanding shares of common stock of Global Portals Online, in exchange for a certain number of shares of the Registrant's common stock, and Global Portals Online, Inc. would become a wholly-owned subsidiary of the Registrant. The number of shares of the Registrant's common stock to be issued to the shareholders of Global Portals Online, Inc. will be equal to 70% of the total number of issued and outstanding shares of the Registrant's common stock prior to the completion of certain additional transactions, including an issuance of a certain number of shares of the Registrant's common stock for cash and a reverse stock split.

      The closing of the transaction is subject to several conditions, including without limitation completion of due diligence, the negotiation, preparation, execution and delivery of definitive documents, completion of a financing for cash and completion of a reverse stock split.

Item 2.01 Acquisition of Assets
          ---------------------

      The information disclosed in Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(c) Exhibits.

10.1        Letter of Intent dated September 1, 2005;
99.1        Press Release issued September 7, 2005





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

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       110 MEDIA GROUP, INC.



                                       By: /s/ Darren Cioffi
                                           ------------------------------------
                                           Darren Cioffi, CEO

Date: September 8, 2005










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